CONFIDENTIAL SETTLEMENT AGREEMENT,
SECURITY AGREEMENT AND GENERAL RELEASE

This CONFIDENTIAL SETTLEMENT AGREEMENT, SECURITY AGREEMENT AND GENERAL RELEASE (the “Agreement”) is entered into by and between Nuevo Financial Center, Inc., a Delaware corporation located at 2112 Bergenline Avenue, Union City, New Jersey 07087, as successor-in-interest to Telediscount Communications, Inc., a New York corporation (“TCI”) located at PO Box 718, Union City, New Jersey 07087 (hereinafter, “NFC”) on the one hand, and Envios de Valores La Nacional Corp., a New York corporation located at 566 West 207th Street, New York, New York 10034 (“LAN”), on the other hand. NFC and LAN may sometimes be referred together as the “Parties” or individually as “Party”.

WHEREAS, on or about February 14, 2003, TCI and LAN entered into a Contractual Agreement (the “Contractual Agreement”) pursuant to which, among other things: i) TCI agreed to utilize LAN’s money transfer services on an exclusive basis for a period of five years; and ii) TCI sold LAN one million seven hundred forty-three thousand two hundred thirteen (1,743,213) shares of TCI common stock, in exchange for three hundred fifty thousand dollars ($350,000) (the “Investment”);

WHEREAS, on or about March 11, 2005, TCI was merged with and into the entity known as Millennium Venture Capital Holdings, Inc. (“MVCH”), which entity later changed its name to NFC;

WHEREAS, NFC’s August 23, 2006 and November 8, 2006 form SB 2/A’s filed with the Securities and Exchange Commission state that LAN is the owner of 282,855 shares of NFC;

WHEREAS, after a further review of various transactions, NFC has determined that LAN is presently the owner of 311,605 shares of NFC (the “NFC Shares”), representing approximately .84% of NFC’s total outstanding and issued shares of 36,891,817 on a fully diluted basis;

WHEREAS, LAN has provided TCI and NFC with notice of breach of the exclusivity provision of the Contractual Agreement, and notice of breach with respect to NFC’s representations and warranties in connection with the Investment, and has demanded that NFC immediately return the Investment to LAN;

WHEREAS, subsequent to TCI and LAN entering into the Contractual Agreement, TCI and NFC entered into transactions pursuant to which shares of TCI (and its successors) common stock were issued;

WHEREAS, LAN has provided TCI and NFC with notice that LAN believes it was entitled to anti-dilution protection pursuant to the Contractual Agreement with respect to its Investment and LAN has demanded the right to purchase additional shares of common stock of NFC; and

WHEREAS, in order to avoid the expense and burden associated with litigation and to avoid the risks inherent in litigation, the Parties desire to compromise and have agreed, without admission by NFC of any claims of breach under the Contractual Agreement, to adjust, settle and compromise such claims and any claims that either Party may have against each other in accordance with the terms hereof;

NOW THEREFORE, it is agreed by and between the Parties hereto, that in consideration of the mutual covenants, agreements, promises and payments set forth herein, the Security Agreement attached hereto at Exhibit B, and the General Release set forth on Exhibit C hereto, that any and all claims between the Parties shall be settled, compromised and resolved, pursuant to the following terms and conditions.

1. Definitions.

a. “LAN” shall mean Envios De Valores La Nacional Corp., its predecessor entities, and each of its present and former direct and indirect parents and partners, subsidiaries, divisions, affiliates or associates (as defined in SEC Rule 12b-2 as promulgated pursuant to the Securities and Exchange Act of 1934); and their present and former partners, stockholders, officers, directors, employees, agents and legal representatives; and the predecessors, heirs, executors, administrators, successors and assigns of any of the above persons or entities.

b. TCI shall mean Telediscount Communications, Inc., its predecessor entities, and each of its present and former direct and indirect parents and partners, subsidiaries, divisions, affiliates or associates (as defined in SEC Rule 12b-2 as promulgated pursuant to the Securities and Exchange Act of 1934); and their present and former partners, stockholders, officers, directors, employees, agents and legal representatives; and the predecessors, heirs, executors, administrators, successors and assigns of any of the above persons or entities.

c. NFC shall mean Nuevo Financial Center, Inc., its predecessor entities, and each of its present and former direct and indirect parents and partners, subsidiaries, divisions, affiliates or associates (as defined in SEC Rule 12b-2 as promulgated pursuant to the Securities and Exchange Act of 1934); and their present and former partners, stockholders, officers, directors, employees, agents and legal representatives; and the predecessors, heirs, executors, administrators, successors and assigns of any of the above persons or entities.

2. Disclaimer of Liability. This Agreement is a full and final compromise, settlement and release of disputed claims. This Agreement, and any and all negotiations, documents and discussions associated with it, shall not in any event be construed or be deemed to be an admission or concession on the part of TCI, NFC and/or LAN, or anyone acting on their behalf of any liability or wrongdoing whatsoever or as any evidence of any claimed violation by TCI, NFC and/or LAN of the Contractual Agreement and/or any federal or state statute, regulation, or law. Neither this Agreement, nor any of its provisions, nor the Security Agreement attached hereto, nor the General Release attached hereto, nor evidence of any negotiations or proceedings in pursuance of this Agreement, shall be offered or received in any action or proceeding as an admission or concession of any liability or wrongdoing whatever on the part of TCI, NFC and LAN, or anyone acting on their behalf.

3. Payment by NFC to LAN.

a. In settlement of LAN’s claims of breach against TCI and NFC, NFC shall make payments to LAN of $350,000 plus interest at ten percent (10%) per annum (said interest to commence accruing as of January 1, 2007), for a total settlement payment of $389,482.60 (the “Settlement Amount”) as follows:

i. On or before December 20, 2006, NFC shall pay LAN the sum of Thirty Five Thousand Dollars ($35,000) (the “Initial Payment”);

ii. After the Initial Payment, NFC shall make monthly payments to LAN, commencing on January 2, 2007, and thereafter on the first business day of each successive month, as detailed on the payment schedule attached hereto at Exhibit A (provided there are no defaults in payment) until such time as the Settlement Amount is paid off in its entirety.

b. The payments provided for in Section 3(a)(i) and (ii) shall be made by wire transfer to an account designated by LAN or via certified or bank check to LAN’s address set forth above.

c. TCI and NFC agree that in the event of a default by NFC of its payment obligations provided for Section 3 (a)(i) and (ii), they shall have fifteen (15) days to cure the default, and during said fifteen (15) day period, the interest rate on the unpaid balance of the Settlement Amount due and owing to LAN will be increased from 10% to 18% per annum. In the event that TCI and NFC are unable to cure the default after the expiration of the fifteen (15) day cure period, LAN may pursue any remedy that it has or may have, in law, or in equity; and the interest on the unpaid balance shall continue to accrue at eighteen percent (18%) per annum until such time as the default is cured and payment is brought current, at which time the interest rate will revert to ten percent (10%) per annum. TCI and NFC further agree that the filing of a cause of action by LAN to recover the unpaid balance shall not toll the accrual of interest at 18% per annum on the unpaid balance of the Settlement Agreement.

d. Notwithstanding the foregoing payment obligations, NFC represents that it is presently in the process of trying to raise financing, funding and/or capital (collectively “Financing”) and intends to accomplish this goal by on or about April 1, 2007. In connection therewith, TCI and NFC agree that if, following the execution of this Agreement, NFC is able to raise Financing it shall make payments against any outstanding unpaid Settlement Amount as follows:

i. in the event NFC raises Financing of $500,000 to $999,999, NFC will pay LAN twenty five percent (25%) of the outstanding unpaid Settlement Amount. As an example of how such partial payment may be made and its effect on the payment schedule, attached hereto as Exhibit A-1 is a payment schedule assuming a 25% prepayment as of April 1, 2007; and

ii.  in the event NFC raises Financing of $1,000,000 to $1,999,999, NFC will pay LAN fifty percent (50%) of the outstanding unpaid Settlement Amount. As an example of how such partial payment may be made and its effect on the payment schedule, attached hereto as Exhibit A-2 is a payment schedule assuming a 50% prepayment as of April 1, 2007; and

iii. in the event NFC raises Financing of $2,000,000 or more, it will pay LAN the entire balance of the outstanding unpaid Settlement Amount.
e. In addition to the payment of the Settlement Amount in settlement of LAN’s claim of breach against TCI and NFC, NFC hereby agrees to issue LAN a common stock warrant providing LAN the right to purchase 1,507,589 shares of NFC common stock (the “Warrant Shares”) based on the following terms and conditions, as well as additional terms and conditions set forth in the form of common stock warrant attached hereto as Exhibit D (the “Warrant”):

i. The Warrant may be exercised by LAN at any time between (a) the earlier to occur of either (i) thirty (30) days after NFC’s registration statement is approved by the the Securities and Exchange Commission (“SEC”) and NASD, Inc. (“NASD”) (which approval permits NFC’s securities to be traded on a public market and/or exchange) or (ii) June 1, 2007 and (b) on or prior to March 31, 2009 or an earlier date upon the occurrence of the payment of the Settlement Agreement in full (the “Exercise Period”);

ii. LAN shall have a one time right to exercise the Warrant in whole and not in part, during the Exercise Period, provided the Settlement Agreement is not paid in its entirety prior to the commencement of the Exercise Period. The exercise price for the Warrant Shares shall be payable in a lump sum of $303,553 (the “Exercise Price”); and

iii. The stock certificate representing the shares of NFC common stock issuable by NFC upon payment of the Exercise Price to NFC during the Exercise Period shall contain the following restrictive legends (in addition to the other restrictions set forth in the Warrant):

(a) “THE SECURITIES REPRESENTED HEREBY ARE RESTRICTED SECURITIES WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SECURITIES WILL NOT TRANSFER SUCH SECURITIES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE ISSUER THAT THE REGISTRATION PROVISIONS OF THE ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS.”; and

(b) “Provided Nuevo Financial Center, Inc.’s (“NFC”) common stock represented hereby is registered and trading on a public securities market or exchange, the holder of this stock certificate shall not be permitted to sell, on any given business day, NFC shares represented hereby equal to more than ten percent (10%) of the average number of NFC shares traded on a public securities market or exchange during the previous five (5) business days. This restriction shall not apply: (i) in the event NFC’s common stock is not registered and trading on a public securities market or exchange, or (ii) to a private transaction whereby the proposed transfer may be effected without registration under the Securities Act or that may be effected under applicable state securities laws; provided, however, the NFC common stock represented hereby prior to the registration and trading of the NFC common stock on a public securities market or exchange shall continue to be subject to this restriction after such transfer.” The purpose of this restriction is to establish an orderly trading market for shares of NFC’s common stock, which NFC believes to be in the best interest of its shareholders.

4. LAN’S right to sell the NFC Shares.

a. Subject to Section 4(b) below, LAN, as the owner of 311,605 NFC Shares, shall have the right, during the term of this Agreement, to sell any part and/or all of its NFC Shares to third parties; provided however, that upon receiving a bona fide third party offer to purchase the NFC Shares, LAN shall, within ten (10) days of receiving such offer, notify NFC and provide NFC with a twenty (20) day right of first refusal to purchase the NFC Shares on the same terms and conditions as set forth in the third party offer. If NFC rejects to purchase the shares pursuant to the terms and conditions set forth in the third party offer, LAN may sell the NFC Shares to the third party. To the extent that the sale of the NFC Shares by LAN results in LAN receiving proceeds equal to or in excess of any outstanding Settlement Amount for which LAN has not yet received payment, NFC’s payment obligations with respect to the Settlement Amount shall be deemed satisfied. In the event the sale of the NFC Shares by LAN results in LAN receiving proceeds less than the then outstanding Settlement Amount for which LAN has not yet received payment, NFC’s monthly payment obligations shall be recalculated and a revised Exhibit A shall be agreed to by the Parties in writing and attached hereto, provided the interest rate on the outstanding principal amount remains ten percent (10%) per annum and the monthly payment remains approximately $12,500 per month.

b. Notwithstanding Section 4(a) above, the percentage of the NFC Shares which LAN is permitted to sell will be proportionately reduced each time LAN receives payment against the outstanding Settlement Amount, whether such payment is a result of a monthly payment in accordance with the payment schedule attached as Exhibit A, or LAN receives payment from a third party in exchange for the sale of all or a portion of the NFC Shares in accordance with the terms of this Agreement. Accordingly, and by way of example only, in the event LAN receives 10% of the outstanding Settlement Amount, LAN shall thereafter only be permitted to sell 90% of the NFC Shares which it then owns. In accordance with the foregoing, each time LAN receives payment on the outstanding Settlement Amount LAN hereby agrees to return the stock certificate it holds representing the number of NFC Shares it owned prior to such transaction and/or payment to NFC and NFC hereby agrees to issue a new stock certificate to LAN representing the number of shares LAN shall be deemed to own after giving affect to such transaction and/or payment and if applicable, NFC agrees to issue a new stock certificate to the third party purchasing all or a portion the NFC Shares owned by LAN. The Parties hereby agree that NFC shall not be obligated to make the next scheduled payment to LAN under the payment schedule attached hereto as Exhibit A unless and until LAN returns the stock certificate representing the number of NFC shares it owned prior to the previous transaction and/or payment. As an example of how the certificate return and re-issuance will work in practice, on January 2, 2007 NFC will pay LAN $12,660.10 pursuant to Exhibit A and after receipt thereof, LAN will return to NFC the NFC stock certificate in its possession representing 280,444 NFC Shares. NFC will then issue a new stock certificate to LAN representing 271,510 NFC Shares and this process will be repeated each month in accordance with the terms of this Agreement.1

1 The calculation to determine the number of shares to be repurchased by NFC shall be based on a share price of $1.232/share ($350,000 divided by 311,605 shares) and only the principal portion of the payments set forth on Exhibit A shall be used in such calculation. In this example, the principal portion of the payment made on January 2, 2007 was $10,035.10 and therefore when divided by $1.1232/share, the number of shares repurchased equals 8,934.

c. Upon full execution of this Agreement, NFC shall pay LAN the Initial Payment and issue LAN a stock certificate for 280,444 NFC Shares, which NFC Shares shall be subject to the same restrictions set forth in Section 3, subsection e.(iii). Upon receipt of the Initial Payment and the stock certificate for 280,444 NFC Shares, LAN hereby agrees to direct its legal counsel to release the original TCI stock certificate from escrow and return such TCI stock certificate to NFC for cancellation. As of the date of this Agreement, NFC is in the process of working with its transfer agent to change the name on its stock certificates from MVCH to “Nuevo Financial Center, Inc.” Prior to such change becoming effective, the stock certificates to be issued in connection herewith shall bear the name “Millenium Venture Capital Holdings, Inc.” Once the change is effective, which is expected to occur prior to January 31, 2007, the stock certificates will be issued under the name “Nuevo Financial Center, Inc.”.

d. NFC explicitly agrees that upon being notified by LAN of a bona fide third party offer to purchase LAN’s NFC Shares, NFC shall in no way interfere with or otherwise limit LAN’s ability to sell, and to profit from the sale of the NFC Shares by paying any outstanding Settlement Amount such that LAN receives less than it would be entitled to receive in connection with the sale of the NFC Shares to the third party offerror, or if NFC chooses, to NFC.

e. As previously stated in the Contractual Agreement, LAN acknowledges and understands that its purchase of the NFC Shares (i) involves a high degree of risk, (ii) LAN may not be able to liquidate its investment, (iii) transferability is extremely limited, (iv) LAN could sustain a loss of its investment and (iv) there is no public market for the sale of the NFC Shares.

f. (i) If NFC shall conduct an initial public offering of equity securities, anytime thereafter, upon written request by LAN (a “Requested Registration”) that NFC effect the registration under the Securities Act of 1933, as amended (the “Act”) of all or part of the NFC Shares (the “Registrable Securities”), NFC will use its best efforts to effect the registration under the Act of the Registrable Securities which NFC has been so requested to register by LAN within sixty (60) days after receipt of such request.

(ii) If NFC for itself or any of its security holders shall at any time or times after the date hereof determine to register under the Act any shares of its capital stock or other securities, on each such occasion NFC will notify LAN of such determination at least thrity (30) days prior to the filing of such registration statement, and upon notice, NFC will use its best efforts, as soon as practicable thereafter, to cause any of the Registrable Securities specified by LAN to be included in such registration statement to the extent such registration is permissible under the Act, subject to the conditions of the Act and at the reasonable discretion of NFC’s underwriters.

5. Security of the Payment Obligations. TCI and NFC agree that its payment obligations under this Agreement shall be secured by all of TCI’s and NFC’s assets, in accordance with the Subordinate Security Agreement attached hereto at Exhibit B. LAN agrees and understands that its security interest in NFC’s assets shall always be subordinate to NFC’s existing bridge loans with Vision Opportunity Capital Partners, LP, as evidenced by a certain secured convertible note in the principal amount of $500,000 and dated as of May 2, 2006 and a certain second convertible note in the amount of $500,000 and dated as of November 1, 2006 and will further be subordinate to any senior lender from which it can raise Financing in connection with its efforts to raise financing, capital and/or funding on or about April 1, 2007 as described in Section 3(d) above. LAN shall have priority over all other creditors except those referenced in this Section 5.

6. General Release. LAN agrees that, as a condition to receiving any benefits and covenants set forth in this Agreement, it shall execute, under oath, the general release in the form attached hereto as Exhibit C. The General Release shall be executed contemporaneously with the signing of this Agreement and shall be delivered to LAN’s counsel to be held in escrow and later delivered to counsel for TCI and NFC in accordance with Section 7 of this Agreement.

7. Delivery of General Release. Within five (5) business days following delivery of the final payment provided for in Sections 3 and 4 above and the attached Exhibit A, LAN, by its counsel, shall deliver the General Release to counsel for NFC.

8. Binding on Successors. This Agreement shall be binding upon and inure to the benefit of successors and assigns of the Parties hereto.

9. No Assignment. Each party hereby represents and warrants that they have not assigned, conveyed, sold or transferred, by operation of law or otherwise, any claims, demands, obligations, rights, causes of action, or interests herein and/or under the Contractual Agreement to any person or entity. In addition, LAN hereby represents and warrants that it is the current owner of the NFC Shares and that it has not transferred the NFC Shares to any person or entity. Furthermore, each Party hereby represents and warrants that they have not assigned the Contractual Agreement to any person or entity. In the event there is any claim based on, arising out of or in connection with any such transfer or assignment or purported assignment, the Party which made or purported to make such transfer or assignment hereby agrees to indemnify, defend and hold harmless the other Party from and against any such claim, action or cause of action, including reasonable attorneys’ fees and costs incurred in connection therewith.

10. Confidentiality.

a. Except as provided in subsection (b) of this Section 10, the Parties agree that the terms end conditions of this Agreement are and shall remain confidential.

b. Nothing in subsection (a) of this Section 10 shall prohibit: i) any Party from disclosing terms and conditions of the Agreement to the extent required by a final and binding court order or other compulsory process, provided that the disclosing Party provides the other Parties with at least ten (10) days notice of the order or compulsory process; ii) any Party from disclosing the terms and conditions of the Agreement to (a) its respective attorneys, auditors, lending institutions, or other agents or representatives that the disclosing Party in good faith believes should have access and/or to (b) its parent company, and such parent’s company’s respective attorneys, auditors, lending institutions, or other agents or representatives that the disclosing Party in good faith believes should have access; and/or (iii) NFC disclosing certain aspects of this Agreement on NFC securities filings, to the extent required by the United States Securities and Exchange Commission.

11. No Presumption Against Drafter. None of the Parties to this Agreement shall be considered to be the drafter of the Agreement, or any provision hereof, or the exhibits attached hereto, for the purpose of any statute, case law, or rule of interpretation or construction that would or might cause any provision to be construed against the drafter.

12. Governing Law; Jurisdiction and Venue. This Agreement will be construed and governed by the laws of the state of New York. Each Party, for itself and himself, and their respective successors and assigns, hereby consents to personal jurisdiction over it and them in the State or Federal courts located in New York County in connection with any action or proceeding arising out of or related to this Agreement. Each Party irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. Each Party agrees that a final judgment in any such suit, action or proceeding brought in such court, after all appropriate appeals, is conclusive and binding upon it. Each Party agrees that process may be served against it in any suit, action or proceeding referred to in this subsection by sending same via certified or registered mail, return receipt requested or via overnight courier service. Each Party agrees that any such service (i) will be effective service of process upon it in any such suit, action or proceeding; and (ii) will to the fullest extent enforceable by law, be valid personal service upon and personal delivery to it.

13. Enforcement of Rights Under this Agreement. In the event that either Party is required to institute legal proceedings against the other Party arising out of a breach of this Agreement, the breaching Party shall be entitled to recover, in addition to any other remedy available, its costs and expenses, including its reasonable attorneys’ fees, in connection with such proceeding.

14. Counterpart and Execution by Facsimile. This Agreement, and the exhibits hereto, may be executed in any number of counterparts and by different Parties on separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. Facsimile signatures shall be considered as valid signatures as of the date hereof, although the original signature pages shall hereafter be appended to this Agreement.

15. Representation of Authority. Each undersigned representative of TCI, NFC and LAN, respectively, covenants and represents that such representative is fully authorized to enter into and to execute this Agreement on behalf of his or her respective party.

16. Effective Date. The Agreement shall become effective upon its execution by the undersigned and delivery of a copy of the same to each Party (the “Effective Date”).

17. Severability. Should any one or more of the provisions of this Agreement or the exhibits hereto be determined to be illegal or unenforceable, such provision(s) shall (i) be modified to the minimum extent necessary to render it valid and enforceable, or (ii) if it cannot be so modified, be deemed not to be a part of this Agreement and shall not affect the validity or enforceability of the remaining provisions.

18. Termination of Contractual Agreement. Upon full execution of this Agreement all provisions of the Contractual Agreement shall terminate and be of no further force or effect. In accordance with the foregoing, upon full execution of this Agreement, LAN hereby acknowledges and agrees as follows: (i) Section 1 of the Contractual Agreement shall be of no further force and effect, including, but not limited to, the provisions thereof pertaining to the exclusivity provisions of subsection (a) and the provisions providing for NFC to offer LAN’s money transfer services; (ii) Section 3 of the Contractual Agreement, subsection (c) providing LAN with the right to appoint one of its executive officers to the board of directors of NFC, shall be of no further force and effect; and (iii) Section 3 of the Contractual Agreement, subsection (i) providing LAN the right to purchase securities to preserve the relative dividend rights and voting rights at prices not less favorable than the prices such securities are to be offered for sale to others, shall be of no further force and effect.

19. Entire Agreement. This Agreement and the attached exhibits sets forth the entire agreement between the Parties hereto, and fully supersedes any prior agreements or understandings between the Parties. This Agreement may only be amended in writing, signed by all of the Parties hereto.

20. Voluntary Execution. Each of the Parties hereby acknowledge that it has carefully read this Agreement and understands all of its terms including the full and final release of claims pursuant to the General Release of claims pursuant to the General Release referenced in Section 6 hereof and attached hereto as Exhibit C. The Parties further acknowledge that each has voluntarily entered into this Agreement.

21. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States) or by Federal Express, Express Mail, or similar overnight delivery, or courier service or delivered in person or by telecopy, or similar telecommunications equipment against receipt to the party to whom it is to be given at the address of such party set forth in this Section 21 (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 21).

If to LAN:

Envios de Valores La Nacional Corp.
566 West 207th Street
New York, New York 10034
Attn.: Alan Friedman, President
(P) 917.529.0700
(F) 917.529.0749

With a copy (which copy shall not constitute notice) to:

Merle & Brown, P.C.
90 Broad Street, Suite 2201
New York, New York 10004-2271
Attn.: Stephen Nakamura, Esq.
(P) 212.471.2990
(F) 212.471.2997

If to the NFC:

Nuevo Financial Center, Inc.
2112 Bergenline Avenue
Union City, New Jersey 07087
Attn.: Jose Araque, CEO
(P) 201.537.0956
(F) 201.271.1154

With a copy (which copy shall not constitute notice) to:

Feingold Schechter P.A.
3858-S Sheridan Street
Hollywood, FL 33021
Attn.: Robert A. Feingold, Esq.
(P) 954.967.2575
(F) 954.967.2576

Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 21 shall be deemed given at the time of receipt thereof.

22. Incorporation. The recitals set forth above are true and correct and are incorporated herein by reference.

23. Cooperation. The Parties hereby agree to execute any and all additional documents reasonably necessary to carry out the terms, conditions and provisions of this Agreement.

IN WITNESS WHEREOF, the Parties hereto knowingly and voluntarily executed this Agreement and the General Release as of the date set forth below.

NUEVO FINANCIAL CENTER, INC., a
Delaware corporation, as successor-in-interest to
Telediscount Communications, Inc.

By:

Name: Jose Araque
Title: CEO
Date: December __, 2006

ENVIOS DE VALORES LA NACIONAL CORP., a
New York corporation

By:

Name: Alan Friedman
Title: President
Date:  December __, 2006

EXHIBIT A

PAYMENT SCHEDULE

See attached.

EXHIBIT B
SECURITY AGREEMENT

This SECURITY AGREEMENT (the “Security Agreement”) is made this ___ day of December 2006, by and between Nuevo Financial Center, Inc. (“Obligor”) and Envios De Valores La Nacional Corp. (“Secured Party”).

WHEREAS, Obligor and Secured Party have entered into a Confidential Settlement Agreement, Security Agreement and General Release (the “Agreement”) of even date, whereby Obligor has agreed to make payment to Secured Party in the amount of Three Hundred and Fifty Thousand Dollars ($350,000) together with interest; and

WHEREAS, Obligor has agreed to secure its performance under the Agreement by providing Secured Party with a subordinate security interest in the Collateral as defined and described below;

NOW THEREFORE, Obligor hereby agrees as follows:

1. Security Interest. Obligor hereby grants Secured Party a subordinate security interest in the following properties, assets and rights of Obligor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (which will hereinafter be referred to as the “Collateral”):

All personal and fixture property of every kind and nature including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Obligor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Obligor, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications, formulations and schematics. The Obligor acknowledges and agrees that the foregoing collateral description covers all assets of the Obligor.

The foregoing subordinate security interest in the Collateral shall be subordinate in all respects to the security interest granted by Obligor to Vision Opportunity Capital Partners, LP (“VOCP”) in connection with a certain secured convertible note in the amount of $500,000, as well as a certain securities purchase agreement, security agreement and Unit Purchase Warrant all dated as of May 2, 2006 and a certain secured convertible note in the amount of $500,000, as well as a certain securities purchase agreement, security agreement and Unit Purchase Warrant all dated as of November 1, 2006. In addition, following the execution of this Security Agreement, and for a period of one (1) year hereafter, Secured Party will, at the request of Obligor agree to amend this Security Agreement to become subordinate to one (1) additional senior creditor from which Obligor may obtain credit and/or a credit facility, provided Obligor obtains such credit and/or credit facility. In such event, Secured Party agrees to remain subordinate to such senior creditor for the term of such loan and any modifications and/or extensions thereto.

2. Obligor’s Representations and Warranties. Except for the security interest granted by this Agreement, and except for Secured Party’s position as a subordinate secured party to a senior creditor as contemplated in Section 1 hereof, and except for the interests granted by Obligor to VOCP, as well as Telediscount Communications, Inc.’s (“TCI”) dispute with Angel Castellanos d/b/a AC Consulting, pursuant to a default judgment entered on October 11, 2005 in the amount of $36,634.48 (of which approximately $4,000 has been paid by TCI to date and which dispute is currently the subject of good faith negotiations to reach a settlement agreement that is anticipated to result in a payment of less than the amount remaining due thereunder in return for a full release of claims), to the best of Obligor’s actual knowledge and belief, Obligor is the owner of the Collateral free from any adverse lien, security interest or encumbrance. To the best of Obligor’s actual knowledge and belief, no consent or approval (other than any which may be incidental to any filing with a filing officer to perfect the security interests in the Collateral) of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity of the rights created hereunder, or (ii) required prior to the assignment, transfer, and delivery of any of the Collateral to Secured Party (or any agent designated by Secured Party). Other than as disclosed herein and in Obligor’s SB 2/A filed on November 8, 2006, to the best of Obligor’s actual knowledge and belief, no material dispute, right to setoff, counterclaim, or defense exists with respect to all or any part of the Collateral. At Secured Party’s request, Obligor will join with Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code in a form satisfactory to Secured Party. Obligor shall have the right to sell portions of the Collateral in the ordinary course of its business, without Secured Party’s consent, provided, however, in the event Obligor seeks the Secured Party’s written consent, Secured Party agrees that its consent shall not be unreasonably withheld or delayed.

3. Events of Default. Obligor shall be in default under this Agreement upon the happening of any of the following events or conditions: a) default in the payment of performance of any obligation, covenant or liability contained or referred to herein or in the Agreement; b) any warranty, representation or statement made or furnished to Secured Party by or on behalf of Obligor proves to have been false in any material respect when made or furnished; or c) dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property, assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against, Obligor or any guarantor or surety for Obligor.

4. Rights and Remedies. Upon default by Obligor, Secured Party shall immediately notify Obligor in writing, which writing shall specify in detail the nature of such default and provide Obligor fifteen (15) days to cure such default. On the occurrence of any default hereunder after receipt of written notice and Obligor’s failure to cure the same within fifteen (15) days, and subject to the provisions contained in the Agreement, Secured Party shall be entitled to all rights and remedies provided for under law. Such rights of Secured Party shall be cumulative, and the exercise of any right by Secured Party shall not affect or impair other rights which Secured Party may have under the Agreement, this Security Agreement or at law.

5. Full Payment. Upon payment in full by Obligor to Secured Party of all amounts due and payable under the Agreement, Secured Party shall have no further right or interest in or to the Collateral and shall file UCC-3 Termination Statements with respect to the financing statements previously filed with respect to the Collateral.

6. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States) or by Federal Express, Express Mail, or similar overnight delivery, or courier service or delivered in person or by telecopy, or similar telecommunications equipment against receipt to the party to whom it is to be given at the address of such party set forth in this Section 6 (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 6).

If to LAN:

Envios de Valores La Nacional Corp.
566 West 207th Street
New York, New York 10034
Attn.: Alan Friedman, President
(P) 917.529.0700
(F) 917.529.0749

With a copy (which copy shall not constitute notice) to:

Merle & Brown, P.C.
90 Broad Street, Suite 2201
New York, New York 10004-2271
Attn.: Stephen Nakamura, Esq.
(P) 212.471.2990
(F) 212.471.2997

If to the NFC:

Nuevo Financial Center, Inc.
2112 Bergenline Avenue
Union City, New Jersey 07087
Attn.: Jose Araque, CEO
(P) 201.537.0956
(F) 201.271.1154

With a copy (which copy shall not constitute notice) to:

Feingold Schechter P.A.
3858-S Sheridan Street
Hollywood, FL 33021
Attn.: Robert A. Feingold, Esq.
(P) 954.967.2575
(F) 954.967.2576

Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 6 shall be deemed given at the time of receipt thereof.

7. Counterparts/Faxes. This Security Agreement may be executed in any number of counterparts and by different Parties on separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Security Agreement. Facsimile signatures shall be considered as valid signatures as of the date hereof, although the original signature pages shall hereafter be appended to this Security Agreement.

8. Governing Law. This Security Agreement will be construed and governed by the laws of the State of New York. Each party, for itself and himself, and their respective successors and assigns, hereby consents to personal jurisdiction over it and them in the State or Federal courts located in New York County in connection with any action or proceeding arising out of or related to this Security Agreement. Each Party irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. Each Party agrees that a final judgment in any such suit, action or proceeding brought in such court, after all appropriate appeals, is conclusive and binding upon it. Each Party agrees that process may be served against it in any suit, action or proceeding referred to in this subsection by sending same via certified or registered mail, return receipt requested or via overnight courier service. Each Party agrees that any such service (i) will be effective service of process upon it in any such suit, action or proceeding; and (ii) will to the fullest extent enforceable by law, be valid personal service upon and personal delivery to it.

IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed as of the first date written above.

NUEVO FINANCIAL CENTER, INC.,
as successor-in-interest to Telediscount
Communications, Inc.

By:

Name: Jose Araque
Title: CEO
Date: December __, 2006

ENVIOS DE VALORES LA NACIONAL CORP.

By:

Name: Alan Friedman
Title: President
Date: December __, 2006

EXHIBIT C
GENERAL RELEASE

Envios De Valores La Nacional Corp., its predecessor entities and each of its present and former direct and indirect parents and partners, subsidiaries, divisions, affiliates or associates (as defined in SEC Rule 12b-2 promulgated pursuant to the Securities and Exchange Act of 1934); and their present and former partners, stockholders, officers, directors, employees, accountants, agents and legal representatives; and the predecessors, heirs, executors, administrators, successors and assigns of any of the above persons or entities (“LAN”) hereby fully release and discharge Nuevo Financial Center, Inc. its predecessor entities and each of its present and former direct and indirect parents and partners, subsidiaries, divisions, affiliates or associates (as defined in SEC Rule 12b-2 promulgated pursuant to the Securities and Exchange Act of 1934); and their present and former partners, stockholders, officers, directors, employees, accountants, agents and legal representatives; and the predecessors, heirs, executors, administrators, successors and assigns of any of the above persons or entities (“NFC”), from any and all actions, causes of action, suit, debts, damages, remedies, contracts (express or implied), dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, agreements, promises, judgments, obligations, grievances, claims, charges, complaints, and demands whatsoever, in law or equity, known or unknown, against NFC that LAN may now have or hereafter can, shall or may have for, upon or by reason of any matter, cause, or thing, under any federal, state, city, or local laws, rules, regulations or guidelines but based solely upon conduct occurring from the beginning of the world, up to and including the date of LAN’s delivery of this General Release to NFC. LAN will not institute or be represented in, and will not submit or file, or authorize the submission of filing on its behalf of, any lawsuit, claim, charge, complaint or other proceeding against NFC based on conduct occurring up to and including the date of NFC’s execution of the Confidential Settlement Agreement, Security Agreement and General Release (the “Agreement”). LAN shall not seek or accept any award or settlement from any such source or proceeding. In the event LAN institutes, is a party to, or is a member of a class that institutes, any such action or proceeding, its claims shall be dismissed or class membership terminated immediately upon presentation of the Agreement in full satisfaction of any such claim and LAN shall immediately reimburse NFC for all monies paid by NFC to obtain such dismissal, including, but not limited to, its reasonable attorneys’ fees.

Dated:   New York, New York
December ___, 2006

ENVIOS DE VALORES LA NACIONAL CORP.

By:
Name: Alan Friedman
Title: President

EXHIBIT D

FORM OF COMMON STOCK WARRANT

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION, UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT, THE SECURITIES REPRESENTED BY THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN A CERTAIN CONFIDENTIAL SETTLEMENT AGREEMENT, SECURITY AGREEMENT AND GENERAL RELEASE DATED AS OF DECEMBER __, 2006, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES (THE "CORPORATION") AND ENVIOS DE VALORES LA NACIONAL CORP., A NEW YORK CORPORATION (THE “SETTLEMENT AGREEMENT”). A COPY OF SUCH SETTLEMENT AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE CORPORATION TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

NUEVO FINANCIAL CENTER, INC.

COMMON STOCK WARRANT

No. W-LAN	December __, 2006

VOID AFTER March 31, 2009
(or earlier upon the occurrence of
certain events described below)

THIS CERTIFIES that, for value received, ENVIOS DE VALORES LA NACIONAL CORP., a New York corporation or its assigns (the "Holder"), shall be entitled to subscribe for and purchase from NUEVO FINANCIAL CENTER, INC., a Delaware corporation (the "Corporation"), 1,507,589 shares of common stock, $.001 par value per share of the Corporation (the "Common Stock"), during the “Exercise Period” (as defined in Section 1 hereof), pursuant to the terms and subject to the conditions hereof.

Section 1. Exercise Period. This Warrant may be exercised by the Holder at any time or from time to time between (a) the earlier to occur of either (i) thirty (30) days after the Corporation’s registration statement is approved by the Securities and Exchange Commission (“SEC”) and NASD, Inc. (“NASD”) (which approval permits the Corporation’s securities to be traded on a public market and/or exchange) or (ii) June 1, 2007 and (b) on or prior to March 31, 2009, or an earlier date upon the occurrence of the payment of the “Settlement Amount” (as defined in the Settlement Agreement) in full in accordance with the terms of the Settlement Agreement (such period being herein referred to as the "Exercise Period").

Section 2. Exercise Price. The exercise price for all of the NFC common stock represented hereby (the “Warrant Shares”) shall be payable in a lump sum of $303,553 (the "Exercise Price").

Section 3. Exercise of Warrant; Warrant Shares.

(a) The rights represented by this Warrant may be exercised one time during the Exercise Period (provided the Settlement Agreement is not paid in its entirety prior to the commencement of the Exercise Period), in whole and not in any part, by (i) the surrender of this Warrant (properly endorsed) at the office of the Corporation (or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Corporation), (ii)  delivery to the Corporation of a notice of election to exercise in the form of Exhibit A attached hereto, and (iii) payment to the Corporation of the Exercise Price by cash, wire transfer of funds or check.

(b) The date on which this Warrant is surrendered and on which payment of the Exercise Price is made in accordance with Section 3(a) above is referred to herein as an "Exercise Date." Simultaneously with such exercise, the Corporation shall issue and deliver a certificate for the Warrant Shares being purchased pursuant to such exercise, registered in the name of the Holder or the Holder's designee, to such Holder or designee, as the case may be.

(c) The person in whose name the certificate for shares of Common Stock is issued upon the exercise shall for all purposes be deemed to have become the holder of record of such shares as of the Exercise Date, except that if the Exercise Date is a date on which the stock transfer books of the Corporation are closed, such person or entity shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon exercise of this Warrant; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder to the extent such taxes would exceed the taxes otherwise payable if such certificate had been issued to the Holder.

Section 4. Representations, Warranties and Covenants as to Common Stock. The Corporation represents and warrants to the Holder that all shares of Common Stock that may be issued upon the proper exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens and charges with respect to the issue thereof. The Corporation will from time to time use its reasonable best efforts to take all such action as may be required to assure that the stated or par value per share of the Common Stock is at all times no greater than the then effective Exercise Price. The Corporation shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant. The Corporation shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of this Warrant. If any shares of Common Stock reserved for the purpose of issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Corporation shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

Section 5. Intentionally Omitted.

Section 6. Notice of Record Date. In case the Corporation shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, then the Corporation will mail or cause to be mailed to the Holder of this Warrant a notice specifying the date on which a record is to be taken for the purpose of such dividend, distribution or right. Such notice shall be mailed at least ten (10) days, or if such advance notice is not practicable, then such shorter period as may be practicable, prior to the record date.

Section 7. No Shareholder Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Corporation.

Section 8. Restrictions on Transfer. The stock certificate representing the shares of Common Stock issuable upon exercise of this Warrant shall contain the following restrictive legends:

(a) “THE SECURITIES REPRESENTED HEREBY ARE RESTRICTED SECURITIES WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SECURITIES WILL NOT TRANSFER SUCH SECURITIES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE ISSUER THAT THE REGISTRATION PROVISIONS OF THE ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS.”; and

(b) “Provided Nuevo Financial Center, Inc.’s (“NFC”) common stock represented hereby is registered and trading on a public securities market or exchange, the holder of this stock certificate shall not be permitted to sell, on any given business day, NFC shares represented hereby equal to more than ten percent (10%) of the average number of NFC shares traded on a public securities market or exchange during the previous five (5) business days. This restriction shall not apply: (i) in the event NFC’s common stock is not registered and trading on a public securities market or exchange, or (ii) to a private transaction whereby the proposed transfer may be effected without registration under the Securities Act or that may be effected under applicable state securities laws; provided, however, the NFC common stock represented hereby prior to the registration and trading of the NFC common stock on a public securities market or exchange shall continue to be subject to this restriction after such transfer.”

Section 9. Registration Rights. The Corporation hereby agrees to register the shares of Common Stock issuable upon exercise of this Warrant in a manner that is fair and consistent with the registration of the shares of Common Stock issuable upon the exercise of other warrants issued by the Corporation, and subject to the sole and absolute discretion of the Corporation’s underwriters.

Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation shall, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

Section 11. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States) or by Federal Express, Express Mail, or similar overnight delivery, or courier service or delivered in person or by telecopy, or similar telecommunications equipment against receipt to the party to whom it is to be given at the address of such party set forth in this Section 11 (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11).

If to the NFC:

Nuevo Financial Center, Inc.
2112 Bergenline Avenue
Union City, New Jersey 07087
Attn.: Jose Araque, CEO
(P) 201.537.0956
(F) 201.271.1154

With a copy (which copy shall not constitute notice) to:

Feingold Schechter P.A.
3858-S Sheridan Street
Hollywood, FL 33021
Attn.: Robert A. Feingold, Esq.
(P) 954.967.2575
(F) 954.967.2576

If to the Holder, to the Holder's address as set forth in the records of the Corporation.

Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 11 shall be deemed given at the time of receipt thereof.

Section 12. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the principles or rules, of such state, governing conflicts of laws).

Section 13. Headings. The headings of the various sections contained in this Warrant have been inserted for convenience of reference only and should not be deemed to be a part of this Warrant.

Section 14. Amendment and Waiver. The Warrant may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Corporation and the Holder.

* * * *

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers as of the date first written above.

NUEVO FINANCIAL CENTER, INC.

By:
Name: Jose Araque
Title: CEO

EXHIBIT A TO WARRANT

FORM OF NOTICE OF ELECTION TO EXERCISE

[To be executed only upon exercise
of the Warrant to which this form is attached]

To Nuevo Financial Center, Inc.:

The undersigned, the holder of the Warrant to which this form is attached, hereby irrevocably elects to exercise the right represented by such Warrant to purchase all 1,507,589 shares of Common Stock of NUEVO FINANCIAL CENTER, INC., and herewith tenders the aggregate payment of $303,553 in the form of cash, wire transfer funds or check, in full payment of the purchase price for such shares. The undersigned requests that a certificate for such shares be issued in the name of ______, whose address is __________________, and that such certificate be delivered to __________, whose address is ___________.

Signature:
(Signature must conform in all respects to the name of the holder of the Warrant as specified on the face of the Warrant)

Date:

SECURITY AGREEMENT

This SECURITY AGREEMENT (the “Security Agreement”) is made this ___ day of December 2006, by and between Nuevo Financial Center, Inc. (“Obligor”) and Envios De Valores La Nacional Corp. (“Secured Party”).

WHEREAS, Obligor and Secured Party have entered into a Confidential Settlement Agreement, Security Agreement and General Release (the “Agreement”) of even date, whereby Obligor has agreed to make payment to Secured Party in the amount of Three Hundred and Fifty Thousand Dollars ($350,000) together with interest; and

WHEREAS, Obligor has agreed to secure its performance under the Agreement by providing Secured Party with a subordinate security interest in the Collateral as defined and described below;

NOW THEREFORE, Obligor hereby agrees as follows:

1. Security Interest. Obligor hereby grants Secured Party a subordinate security interest in the following properties, assets and rights of Obligor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (which will hereinafter be referred to as the “Collateral”):

All personal and fixture property of every kind and nature including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Obligor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Obligor, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications, formulations and schematics. The Obligor acknowledges and agrees that the foregoing collateral description covers all assets of the Obligor.

The foregoing subordinate security interest in the Collateral shall be subordinate in all respects to the security interest granted by Obligor to Vision Opportunity Capital Partners, LP (“VOCP”) in connection with a certain secured convertible note in the amount of $500,000, as well as a certain securities purchase agreement, security agreement and Unit Purchase Warrant all dated as of May 2, 2006 and a certain secured convertible note in the amount of $500,000, as well as a certain securities purchase agreement, security agreement and Unit Purchase Warrant all dated as of November 1, 2006. In addition, following the execution of this Security Agreement, and for a period of one (1) year hereafter, Secured Party will, at the request of Obligor agree to amend this Security Agreement to become subordinate to one (1) additional senior creditor from which Obligor may obtain credit and/or a credit facility, provided Obligor obtains such credit and/or credit facility. In such event, Secured Party agrees to remain subordinate to such senior creditor for the term of such loan and any modifications and/or extensions thereto.

2. Obligor’s Representations and Warranties. Except for the security interest granted by this Agreement, and except for Secured Party’s position as a subordinate secured party to a senior creditor as contemplated in Section 1 hereof, and except for the interests granted by Obligor to VOCP, as well as Telediscount Communications, Inc.’s (“TCI”) dispute with Angel Castellanos d/b/a AC Consulting, pursuant to a default judgment entered on October 11, 2005 in the amount of $36,634.48 (of which approximately $4,000 has been paid by TCI to date and which dispute is currently the subject of good faith negotiations to reach a settlement agreement that is anticipated to result in a payment of less than the amount remaining due thereunder in return for a full release of claims), to the best of Obligor’s actual knowledge and belief, Obligor is the owner of the Collateral free from any adverse lien, security interest or encumbrance. To the best of Obligor’s actual knowledge and belief, no consent or approval (other than any which may be incidental to any filing with a filing officer to perfect the security interests in the Collateral) of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity of the rights created hereunder, or (ii) required prior to the assignment, transfer, and delivery of any of the Collateral to Secured Party (or any agent designated by Secured Party). Other than as disclosed herein and in Obligor’s SB 2/A filed on November 8, 2006, to the best of Obligor’s actual knowledge and belief, no material dispute, right to setoff, counterclaim, or defense exists with respect to all or any part of the Collateral. At Secured Party’s request, Obligor will join with Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code in a form satisfactory to Secured Party. Obligor shall have the right to sell portions of the Collateral in the ordinary course of its business, without Secured Party’s consent, provided, however, in the event Obligor seeks the Secured Party’s written consent, Secured Party agrees that its consent shall not be unreasonably withheld or delayed.

3. Events of Default. Obligor shall be in default under this Agreement upon the happening of any of the following events or conditions: a) default in the payment of performance of any obligation, covenant or liability contained or referred to herein or in the Agreement; b) any warranty, representation or statement made or furnished to Secured Party by or on behalf of Obligor proves to have been false in any material respect when made or furnished; or c) dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property, assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against, Obligor or any guarantor or surety for Obligor.

4. Rights and Remedies. Upon default by Obligor, Secured Party shall immediately notify Obligor in writing, which writing shall specify in detail the nature of such default and provide Obligor fifteen (15) days to cure such default. On the occurrence of any default hereunder after receipt of written notice and Obligor’s failure to cure the same within fifteen (15) days, and subject to the provisions contained in the Agreement, Secured Party shall be entitled to all rights and remedies provided for under law. Such rights of Secured Party shall be cumulative, and the exercise of any right by Secured Party shall not affect or impair other rights which Secured Party may have under the Agreement, this Security Agreement or at law.

5. Full Payment. Upon payment in full by Obligor to Secured Party of all amounts due and payable under the Agreement, Secured Party shall have no further right or interest in or to the Collateral and shall file UCC-3 Termination Statements with respect to the financing statements previously filed with respect to the Collateral.

6. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States) or by Federal Express, Express Mail, or similar overnight delivery, or courier service or delivered in person or by telecopy, or similar telecommunications equipment against receipt to the party to whom it is to be given at the address of such party set forth in this Section 6 (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 6).

If to LAN:

Envios de Valores La Nacional Corp.
566 West 207th Street
New York, New York 10034
Attn.: Alan Friedman, President
(P) 917.529.0700
(F) 917.529.0749

With a copy (which copy shall not constitute notice) to:

Merle & Brown, P.C.
90 Broad Street, Suite 2201
New York, New York 10004-2271
Attn.: Stephen Nakamura, Esq.
(P) 212.471.2990
(F) 212.471.2997

If to the NFC:

Nuevo Financial Center, Inc.
2112 Bergenline Avenue
Union City, New Jersey 07087
Attn.: Jose Araque, CEO
(P) 201.537.0956
(F) 201.271.1154

With a copy (which copy shall not constitute notice) to:

Feingold Schechter P.A.
3858-S Sheridan Street
Hollywood, FL 33021
Attn.: Robert A. Feingold, Esq.
(P) 954.967.2575
(F) 954.967.2576

Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 6 shall be deemed given at the time of receipt thereof.

7. Counterparts/Faxes. This Security Agreement may be executed in any number of counterparts and by different Parties on separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Security Agreement. Facsimile signatures shall be considered as valid signatures as of the date hereof, although the original signature pages shall hereafter be appended to this Security Agreement.

8. Governing Law. This Security Agreement will be construed and governed by the laws of the State of New York. Each party, for itself and himself, and their respective successors and assigns, hereby consents to personal jurisdiction over it and them in the State or Federal courts located in New York County in connection with any action or proceeding arising out of or related to this Security Agreement. Each Party irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. Each Party agrees that a final judgment in any such suit, action or proceeding brought in such court, after all appropriate appeals, is conclusive and binding upon it. Each Party agrees that process may be served against it in any suit, action or proceeding referred to in this subsection by sending same via certified or registered mail, return receipt requested or via overnight courier service. Each Party agrees that any such service (i) will be effective service of process upon it in any such suit, action or proceeding; and (ii) will to the fullest extent enforceable by law, be valid personal service upon and personal delivery to it.

IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed as of the first date written above.

NUEVO FINANCIAL CENTER, INC.,
as successor-in-interest to Telediscount
Communications, Inc.

By:

Name: Jose Araque
Title: CEO
Date: December __, 2006

ENVIOS DE VALORES LA NACIONAL CORP.

By:

Name: Alan Friedman
Title: President
Date: December __, 2006

GENERAL RELEASE

Envios De Valores La Nacional Corp., its predecessor entities and each of its present and former direct and indirect parents and partners, subsidiaries, divisions, affiliates or associates (as defined in SEC Rule 12b-2 promulgated pursuant to the Securities and Exchange Act of 1934); and their present and former partners, stockholders, officers, directors, employees, accountants, agents and legal representatives; and the predecessors, heirs, executors, administrators, successors and assigns of any of the above persons or entities (“LAN”) hereby fully release and discharge Nuevo Financial Center, Inc. its predecessor entities and each of its present and former direct and indirect parents and partners, subsidiaries, divisions, affiliates or associates (as defined in SEC Rule 12b-2 promulgated pursuant to the Securities and Exchange Act of 1934); and their present and former partners, stockholders, officers, directors, employees, accountants, agents and legal representatives; and the predecessors, heirs, executors, administrators, successors and assigns of any of the above persons or entities (“NFC”), from any and all actions, causes of action, suit, debts, damages, remedies, contracts (express or implied), dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, agreements, promises, judgments, obligations, grievances, claims, charges, complaints, and demands whatsoever, in law or equity, known or unknown, against NFC that LAN may now have or hereafter can, shall or may have for, upon or by reason of any matter, cause, or thing, under any federal, state, city, or local laws, rules, regulations or guidelines but based solely upon conduct occurring from the beginning of the world, up to and including the date of LAN’s delivery of this General Release to NFC. LAN will not institute or be represented in, and will not submit or file, or authorize the submission of filing on its behalf of, any lawsuit, claim, charge, complaint or other proceeding against NFC based on conduct occurring up to and including the date of NFC’s execution of the Confidential Settlement Agreement, Security Agreement and General Release (the “Agreement”). LAN shall not seek or accept any award or settlement from any such source or proceeding. In the event LAN institutes, is a party to, or is a member of a class that institutes, any such action or proceeding, its claims shall be dismissed or class membership terminated immediately upon presentation of the Agreement in full satisfaction of any such claim and LAN shall immediately reimburse NFC for all monies paid by NFC to obtain such dismissal, including, but not limited to, its reasonable attorneys’ fees.

Dated: New York, New York
December ___, 2006

ENVIOS DE VALORES LA NACIONAL CORP.

By:
Name: Alan Friedman
Title: President

COMMON STOCK WARRANT

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION, UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT, THE SECURITIES REPRESENTED BY THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN A CERTAIN CONFIDENTIAL SETTLEMENT AGREEMENT, SECURITY AGREEMENT AND GENERAL RELEASE DATED AS OF DECEMBER 20, 2006, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES (THE "CORPORATION") AND ENVIOS DE VALORES LA NACIONAL CORP., A NEW YORK CORPORATION (THE “SETTLEMENT AGREEMENT”). A COPY OF SUCH SETTLEMENT AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE CORPORATION TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

NUEVO FINANCIAL CENTER, INC.

COMMON STOCK WARRANT

No. W-LAN	December 20, 2006

VOID AFTER March 31, 2009
(or earlier upon the occurrence of
certain events described below)

THIS CERTIFIES that, for value received, ENVIOS DE VALORES LA NACIONAL CORP., a New York corporation or its assigns (the "Holder"), shall be entitled to subscribe for and purchase from NUEVO FINANCIAL CENTER, INC., a Delaware corporation (the "Corporation"), 1,507,589 shares of common stock, $.001 par value per share of the Corporation (the "Common Stock"), during the “Exercise Period” (as defined in Section 1 hereof), pursuant to the terms and subject to the conditions hereof.

Section 15. Exercise Period. This Warrant may be exercised by the Holder at any time or from time to time between (a) the earlier to occur of either (i) thirty (30) days after the Corporation’s registration statement is approved by the Securities and Exchange Commission (“SEC”) and NASD, Inc. (“NASD”) (which approval permits the Corporation’s securities to be traded on a public market and/or exchange) or (ii) June 1, 2007 and (b) on or prior to March 31, 2009, or an earlier date upon the occurrence of the payment of the “Settlement Amount” (as defined in the Settlement Agreement) in full in accordance with the terms of the Settlement Agreement (such period being herein referred to as the "Exercise Period").

Section 16. Exercise Price. The exercise price for all of the NFC common stock represented hereby (the “Warrant Shares”) shall be payable in a lump sum of $303,553 (the "Exercise Price").

Section 17. Exercise of Warrant; Warrant Shares.

(a) The rights represented by this Warrant may be exercised one time during the Exercise Period (provided the Settlement Agreement is not paid in its entirety prior to the commencement of the Exercise Period), in whole and not in any part, by (i) the surrender of this Warrant (properly endorsed) at the office of the Corporation (or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Corporation), (ii)  delivery to the Corporation of a notice of election to exercise in the form of Exhibit A attached hereto, and (iii) payment to the Corporation of the Exercise Price by cash, wire transfer of funds or check.

(b) The date on which this Warrant is surrendered and on which payment of the Exercise Price is made in accordance with Section 3(a) above is referred to herein as an "Exercise Date." Simultaneously with such exercise, the Corporation shall issue and deliver a certificate for the Warrant Shares being purchased pursuant to such exercise, registered in the name of the Holder or the Holder's designee, to such Holder or designee, as the case may be.

(c) The person in whose name the certificate for shares of Common Stock is issued upon the exercise shall for all purposes be deemed to have become the holder of record of such shares as of the Exercise Date, except that if the Exercise Date is a date on which the stock transfer books of the Corporation are closed, such person or entity shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon exercise of this Warrant; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder to the extent such taxes would exceed the taxes otherwise payable if such certificate had been issued to the Holder.

Section 18. Representations, Warranties and Covenants as to Common Stock. The Corporation represents and warrants to the Holder that all shares of Common Stock that may be issued upon the proper exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens and charges with respect to the issue thereof. The Corporation will from time to time use its reasonable best efforts to take all such action as may be required to assure that the stated or par value per share of the Common Stock is at all times no greater than the then effective Exercise Price. The Corporation shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant. The Corporation shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of this Warrant. If any shares of Common Stock reserved for the purpose of issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Corporation shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

Section 19. Intentionally Omitted.

Section 20. Notice of Record Date. In case the Corporation shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, then the Corporation will mail or cause to be mailed to the Holder of this Warrant a notice specifying the date on which a record is to be taken for the purpose of such dividend, distribution or right. Such notice shall be mailed at least ten (10) days, or if such advance notice is not practicable, then such shorter period as may be practicable, prior to the record date.

Section 21. No Shareholder Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Corporation.

Section 22. Restrictions on Transfer. The stock certificate representing the shares of Common Stock issuable upon exercise of this Warrant shall contain the following restrictive legends:

(a) “THE SECURITIES REPRESENTED HEREBY ARE RESTRICTED SECURITIES WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SECURITIES WILL NOT TRANSFER SUCH SECURITIES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE ISSUER THAT THE REGISTRATION PROVISIONS OF THE ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS.”; and

(b) “Provided Nuevo Financial Center, Inc.’s (“NFC”) common stock represented hereby is registered and trading on a public securities market or exchange, the holder of this stock certificate shall not be permitted to sell, on any given business day, NFC shares represented hereby equal to more than ten percent (10%) of the average number of NFC shares traded on a public securities market or exchange during the previous five (5) business days. This restriction shall not apply: (i) in the event NFC’s common stock is not registered and trading on a public securities market or exchange, or (ii) to a private transaction whereby the proposed transfer may be effected without registration under the Securities Act or that may be effected under applicable state securities laws; provided, however, the NFC common stock represented hereby prior to the registration and trading of the NFC common stock on a public securities market or exchange shall continue to be subject to this restriction after such transfer.”

Section 23. Registration Rights. The Corporation hereby agrees to register the shares of Common Stock issuable upon exercise of this Warrant in a manner that is fair and consistent with the registration of the shares of Common Stock issuable upon the exercise of other warrants issued by the Corporation, and subject to the sole and absolute discretion of the Corporation’s underwriters.

Section 24. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation shall, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

Section 25. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States) or by Federal Express, Express Mail, or similar overnight delivery, or courier service or delivered in person or by telecopy, or similar telecommunications equipment against receipt to the party to whom it is to be given at the address of such party set forth in this Section 11 (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11).

If to the NFC:

Nuevo Financial Center, Inc.
2112 Bergenline Avenue
Union City, New Jersey 07087
Attn.: Jose Araque, CEO
(P) 201.537.0956
(F) 201.271.1154

With a copy (which copy shall not constitute notice) to:

Feingold Schechter P.A.
3858-S Sheridan Street
Hollywood, FL 33021
Attn.: Robert A. Feingold, Esq.
(P) 954.967.2575
(F) 954.967.2576

If to the Holder, to the Holder's address as set forth in the records of the Corporation.

Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 11 shall be deemed given at the time of receipt thereof.

Section 26. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the principles or rules, of such state, governing conflicts of laws).

Section 27. Headings. The headings of the various sections contained in this Warrant have been inserted for convenience of reference only and should not be deemed to be a part of this Warrant.

Section 28. Amendment and Waiver. The Warrant may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Corporation and the Holder.

* * * *

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers as of the date first written above.

NUEVO FINANCIAL CENTER, INC.

By:
Name: Jose Araque
Title: CEO

EXHIBIT A TO WARRANT

FORM OF NOTICE OF ELECTION TO EXERCISE

[To be executed only upon exercise
of the Warrant to which this form is attached]

To Nuevo Financial Center, Inc.:

The undersigned, the holder of the Warrant to which this form is attached, hereby irrevocably elects to exercise the right represented by such Warrant to purchase all 1,507,589 shares of Common Stock of NUEVO FINANCIAL CENTER, INC., and herewith tenders the aggregate payment of $303,553 in the form of cash, wire transfer funds or check, in full payment of the purchase price for such shares. The undersigned requests that a certificate for such shares be issued in the name of _______, whose address is _____________, and that such certificate be delivered to _________, whose address is __________.

Signature:
(Signature must conform in all respects to the name of the holder of the Warrant as specified on the face of the Warrant)

Date: